UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 21, 2023

Stanley Black & Decker, Inc.

(Exact Name of Registrant as Specified in its Charter)

Connecticut	1-5224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut	06053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (860) 225-5111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 Par Value per Share	SWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”) of Stanley Black & Decker, Inc. (the “Company”) was held on April 21, 2023. At the close of business on February 27, 2023, the record date for the 2023 Annual Meeting, 153,055,232 shares of common stock, $2.50 par value per share, of the Company (“common stock”) were outstanding and entitled to vote. At the 2023 Annual Meeting, 131,099,434 of the outstanding shares of common stock entitled to vote were represented by proxy or in person, constituting a quorum.

At the 2023 Annual Meeting, the Company’s shareholders voted on the following matters:

Proposal 1: The Company’s shareholders elected each of the following nominees as a director of the Company to serve for a term expiring at the Annual Meeting of Shareholders to be held in 2024 based on the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Donald Allan, Jr.	118,605,037	940,698	449,103	11,104,596
Andrea J. Ayers	117,137,426	2,426,330	431,082	11,104,596
Patrick D. Campbell	103,959,205	15,597,342	438,291	11,104,596
Debra A. Crew	114,806,034	4,753,828	434,976	11,104,596
Michael D. Hankin	118,191,890	1,359,967	442,981	11,104,596
Robert J. Manning	118,205,821	1,348,158	440,859	11,104,596
Adrian V. Mitchell	118,475,218	1,080,279	439,341	11,104,596
Jane M. Palmieri	118,499,671	1,056,969	438,198	11,104,596
Mojdeh Poul	118,414,468	1,127,764	452,606	11,104,596
Irving Tan	118,472,099	1,083,640	439,099	11,104,596

Proposal 2: The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers based on the following votes:

For	Against	Abstain	Broker Non-Votes
108,439,510	10,846,273	709,055	11,104,596

Proposal 3: The Company’s shareholders approved, on an advisory basis, holding future advisory votes on named executive officer compensation every year based on the following votes:

One Year	Two Years	Three Years	Abstain
117,020,492	161,253	2,341,896	471,197

Based on the results of this advisory vote and consistent with the recommendation of the Board of Directors, the Board of Directors determined that the Company will hold a shareholder advisory vote to approve the compensation of the Company’s named executive officers every year until the next vote on the frequency of such advisory votes to occur no later than the Company’s Annual Meeting of Shareholders to be held in 2029.

Proposal 4: The Company’s shareholders approved the selection of Ernst & Young LLP as the Company’s registered independent public accounting firm for the 2023 fiscal year based on the following votes:

For	Against	Abstain
114,749,486	15,985,620	364,328

Proposal 5: The Company’s shareholders did not approve the shareholder proposal regarding shareholder ratification of termination pay based on the following votes:

For	Against	Abstain	Broker Non-Votes
15,351,047	104,184,355	459,436	11,104,596

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY BLACK & DECKER, INC.

Date: April 27, 2023	By:	/s/ Janet M. Link
	Name:	Janet M. Link
	Title:	Senior Vice President, General Counsel and Secretary